SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 12, 2006


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                         Flatbush Federal Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                        0-503777               11-3700733
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      (State or other             (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


2146 Nostrand Avenue, Brooklyn, New York                            11210
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(Address of principal executive offices)                          (Zip Code)


                                  718-859-6800
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On May 12, 2006, Mr. Anthony V. Rumolo, a director of Flatbush Federal Bancorp, Inc. (the "Company") and its subsidiary, Flatbush Federal Savings and Loan Association, died. Mr. Rumolo had been a director of the Bank since 1983 and of the Company since its formation. Mr. Rumolo was Chairman of the Company's Audit Committee.

Item 9.01.  Financial Statements and Exhibits.

       (a)  Not Applicable.

       (b)  Not Applicable.

       (c)  Not Applicable.

       (d)  Exhibits. None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FLATBUSH FEDERAL BANCORP, INC.

Dated: May 18, 2006                  By:    /s/ Jesus R. Adia
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                                           Jesus R. Adia
                                           President and Chief Executive Officer